                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 6, 2003

                         ------------------------------

                           TEXAS GENCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           Texas                          1-31449                 76-0695920
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


            1111 Louisiana
            Houston, Texas                                          77002
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

ITEM 5. OTHER EVENTS.

     On January 6, 2003, CenterPoint Energy, Inc., the parent company of Texas Genco Holdings, Inc., distributed approximately 19% of the 80,000,000 outstanding shares of Texas Genco common stock to CenterPoint Energy's common shareholders of record as of the close of business on December 20, 2002, the record date for the distribution. Immediately after the distribution, CenterPoint Energy owned 64,764,240.7 shares of Texas Genco common stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     None.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TEXAS GENCO HOLDINGS, INC.



Date:  January 6, 2003                       By: /s/ James S. Brian
                                                 -------------------------------
                                                 James S. Brian
                                                 Senior Vice President
                                                 and Chief Accounting Officer